SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2004

                           R.H. DONNELLEY CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware               1-07155           13-2740040
 (State or other jurisdiction  (Commission  (I.R.S. Employer Identification No.)
      of incorporation)        File Number)

 1001 Winstead Drive, Cary NC                                     27513
    (Address of principal                                     (Zip Code)
      executive offices)
                              R.H. DONNELLEY INC.*

             (Exact name of registrant as specified in its charter)

             Delaware           333-59287                    36-2467635
 (State or other jurisdiction  (Commission  (I.R.S. Employer Identification No.)
        of incorporation)      File Number)

   1001 Winstead Drive, Cary NC                                     27513
      (Address of principal                                     (Zip Code)
        executive offices)

       Registrant's telephone number, including area code: (919) 297-1600


         (Former name or former address, if changed since last report.)


*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley
Corporation. R.H. Donnelley Inc. became subject to the filing requirements of
Section 15(d) on October 1, 1998 in connection with the public offer and sale of its 91/8% Senior Subordinated Notes, which Notes were redeemed in full on February 6, 2004. In addition, R.H. Donnelley Inc. is the obligor of 8 7/8% Senior Notes due 2010 and 10 7/8% Senior Subordinated Notes due 2012, and is now subject to the filing requirements of Section 15 (d) as a result of such Notes. As of November 1, 2004, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)


     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)


     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS
                                -----------------

     Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

SIGNATURES
----------
EXHIBIT INDEX
EXHIBIT 99.1: Press release issued by the Company on November 3, 2004

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 3, 2004, R.H. Donnelley Corporation ("we" or the "Company") issued a press release announcing the election of Ms. Edwina Woodbury as a member of the Board of Directors of the Company. The Company also announced in that release that Ms. Carol Parry, a member of the Board of Directors since its inception as a public company, had retired from the Board. The Company also announced in that release that the Board had appointed Mr. Robert Kamerschen as Presiding Director of the Board. The effective date of all three events was November 1, 2004. A copy of that press release is attached hereto as Exhibit 99.1.

Ms. Woodbury fills the vacancy on the Board created by Ms. Parry's retirement and Ms. Woodbury has been designated as a Class II director under our Restated Certificate of Incorporation, with a term expiring at the 2007 Annual Meeting of Shareholders. There are no arrangements pursuant to which Ms. Woodbury was nominated or elected as a director. Mr. Woodbury beneficially owned no shares of our Common Stock prior to her election.

Ms. Parry had been a member of our Audit and Finance Committee, as well as Chairperson of our Corporate Governance Committee. In connection with Ms. Parry's retirement, Ms. Woodbury will become a member of our Audit and Finance Committee, and Mr. David Veit, a present member of the Corporate Governance Committee, assumed the Chairperson role of that Committee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          R.H. Donnelley Corporation

                                   By:    /s/ Robert J. Bush
                                          -----------------------------
                                          Robert J. Bush
                                          Vice President, General Counsel
                                              & Corporate Secretary

                                          R.H. Donnelley Inc.

                                   By:    /s/ Robert J. Bush
                                          -----------------------------
                                          Robert J. Bush
                                          Vice President, General Counsel
                                              & Corporate Secretary

DATE: November 3, 2004

                                  EXHIBIT INDEX
                                  -------------



EXHIBIT 99.1: Press release issued by the Company on November 3, 2004